UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2018

New Age Beverages Corporation
(Exact name of registrant as specified in its charter)

Washington
(State or other jurisdiction of incorporation)
001-38014	27-2432263
(Commission File Number)	(IRS Employer Identification No.)

1700 E. 68th Avenue, Denver, CO 80229
(Address of principal executive offices) (Zip Code)

(303) 289-8655
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On October 23, 2018, New Age Beverages Corporation, a Washington corporation (the “Company”), filed an amendment to its Articles of Incorporation, as amended, pursuant to which the Company increased the authorized shares of common stock of the Company from 50,000,000 to 100,000,000.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On October 23, 2018, the Company held its annual meeting of shareholders (the “Meeting”).  A total of 41,606,042 shares of common, constituting a quorum, were present and accounted for at the Meeting.  At the Meeting, the Company’s stockholders voted on and approved the following proposals:

(i)
The election of five (5) members of the board of directors of the Company (the “Board”) to serve until the next annual meeting to be held in 2019 or until their successors have been duly elected and qualified;

All the director nominees were elected and the votes cast were as follows:

Director	For	Withheld	Broker non-votes
Brent Willis	20,816,423	175,949	20,613,670
Tim Haas	20,779,602	212,710	20,613,670
Greg Fea	20,817,005	175,307	20,613,670
Ed Brennan	20,808,609	183,703	20,613,670
Reginald Kapteyn	20,816,502	175,810	20,613,670

(ii)
The ratification of the appointment of Accell Audit & Compliance, PA to serve as the Company’s independent registered public accounting firm for fiscal year 2018;

The appointment of Accell Audit & Compliance, PA was approved and the votes were cast as follows:

For	Against	Abstain	Broker non-votes
41,387,761	91,099	127,122	60

(iii)
To approve an increase of the authorized common stock of the Company from 50,000,000 to 100,000,000 shares ;

The increase of authorized common stock of the Company to 100,000,000 was approved and the votes were cast as follows:

For	Against	Abstain	Broker non-votes
38,970,814	1,432,998	851,673	350,557

(iv)
Advisory vote on the compensation of the Company’s named executive officers;

The resolution on the compensation of the Company’s named executives was approved and the votes were cast as follows:

For	Against	Abstain	Broker non-votes
19,769,107	955,464	262,106	20,619,365

(v)
Advisory vote on the frequency of the vote on the compensation of the Company’s named executive officers in future years;

The shareholders approved holding such vote every three years resolution and the votes were cast as follows:

1 Year	2 Years	3 Years	Broker non-votes
3,232,087	546,941	17,091,331	20,619,365

Item 9.01
Financial Statements and Exhibits.

(d)
Exhibits.

3.01
Articles of Amendment to the Articles of Incorporation, as filed with the Secretary of State of the State of Washington on October 23, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 24, 2018

NEW AGE BEVERAGES CORPORATION

By:	/s/ Brent Willis
Brent Willis
Chief Executive Officer